Exhibit 21.1

Subsidiaries of the Registrant

Subsidiary	Jurisdiction of Organization

A/S ESAB	Denmark
Abercorn Nominees Limited	England & Wales
Agridzaar Limited	Cyprus
Airgare Limited	England & Wales
Alcotec Wire Corporation	Delaware
Alloy Rods Global Inc	Delaware
Allweiler A/S	Norway
Allweiler Belgium S.A	Belgium
Allweiler Ginland Oy AB	Finland
Allweiler GmbH	Germany
Allweiler Group GmbH	Germany
Anderson Group Inc.	Delaware
Arcos Solda Electrica Autogena SA	Brazil
Arcos Welding Products Limited	England & Wales
AS ESAB	Norway
Austcold Refrigeration Pty Limited	Australia
Baric Holdings Limited	England & Wales
Baric Systems Limited	England & Wales
Bay Tree Holdings Aktiebolag	Sweden
Brinal Limited	England & Wales
Buffalo Forge SA de CV	Mexico
CAST Limited	England & Wales
CAST Resources Limited	England & Wales
Cecil Holdings Limited	England & Wales
Central Mining Finance Limited	England & Wales
Charter Central Finance Limited	England & Wales
Charter Central Services Limited	England & Wales
Charter Consolidated Finance Limited	England & Wales
Charter Consolidated Financial Services Limited	England & Wales
Charter Consolidated Holdings Limited	England & Wales
Charter Consolidated Investments Limited	England & Wales
Charter Consolidated Limited	England & Wales
Charter Finance AB	Sweden
Charter Finance S.ar.I	Luxembourg
Charter Industries Limited	England & Wales
Charter International Jersey Funding Limited	Jersey
Charter International Limited	Jersey
Charter Limited	England & Wales
Charter Overseas Holdings Limited	England & Wales
Charter Trustee Limited	England & Wales
Charter Trustee Management Limited	England & Wales

Subsidiary	Jurisdiction of Organization

Chartertop Limited	Ireland
Chartholding AG	Switzerland
CLFX Europe Finance Ltd.	England & Wales
CLFX LLC	Delaware
CLFX Netherlands Finance C.V.	Netherlands
CLFX Sub Holding LLC	Delaware
Colfax (Wuxi) Pump Company Ltd.	China
Colfax Corporation	Delaware
Colfax Fluid Handling Inc.	Delaware
Colfax Group GmbH	Germany
Colfax Netherlands Holdings B.V.	Netherlands
Colfax Pompe S.p.A	Italy
Colfax UK Finance Ltd.	England & Wales
Colfax UK Holdings Ltd.	England & Wales
Colfax-Imo Pompes S.A.S	France
Conarco Alambres y Soldaduras	Argentina
Condor Equipamentos Industrials	Brazil
Constellation Pumps Corporation	Delaware
Davidson Group Limited	Jersey
Distribution Mining & Equipment Company, LLC	Delaware
Ember Overseas Holdings Limited	England & Wales
EMSA Holdings Inc	Delaware
Engart Africa (Propietary) Limited	South Africa
Engart Fans Limited	England & Wales
ESAB (Australia) Pty Ltd	Australia
ESAB (Malaysia) SDN BHD	Malaysia
ESAB Africa Welding and Cutting (Proprietary) Limited	South Africa
ESAB AG	Switzerland
ESAB Aktiebolag	Sweden
ESAB Argentina SA	Argentina
ESAB Asia/Pacific Pte Limited	Singapore
ESAB Automation Limited	England & Wales
ESAB Bulgaria EAD	Bulgaria
ESAB CentroAmerica SA	Panama
ESAB Chile SA	Chile
ESAB Colombia SAS	Columbia
ESAB Comercio e Industria de Soldadura Lda	Portugal
ESAB Comercio e Servicos de Soldagem Ltda	Brazil
ESAB Cutting & Welding Automation (Shangai) Co Limited	China
ESAB Cutting Systems GmbH	Germany
ESAB Electrodes JSC	Bulgaria
ESAB Engineering Services Limited	India
ESAB Equipment & Machinery Manufacturing (Zhangjiagang) Co Limited	China
ESAB Europe AG	Switzerland
ESAB Europe Holdings Limited	Ireland
ESAB Finance BV	Netherlands
ESAB France SAS	France
ESAB GesmbH	Austria
ESAB GmbH	Germany

Subsidiary	Jurisdiction of Organization

ESAB Group (Ireland) Limited	Ireland
ESAB Group (UK) Limited	England & Wales
ESAB Group BV	Netherlands
ESAB Group Canada Inc	Canada
ESAB Group Russia Limited	England & Wales
ESAB Holdings Limited	England & Wales
ESAB Hungary Limited	England & Wales
ESAB Iberica SA	Spain
ESAB India Limited	India
ESAB Industria e Comercio Ltda	Brazil
ESAB International Aktiebolag	Sweden
ESAB Investments Sp. Z o.o	Poland
ESAB Kazakhstan LLC	Kazakhstan
ESAB Kft	Hungary
ESAB KK	Japan
ESAB Limited	England & Wales
ESAB Limited (Thailand)	Thailand
ESAB Mexico SA de CV	Mexico
ESAB Middle East FZE	United Arab Emirates
ESAB Middle East LLC	United Arab Emirates
ESAB Nederland BV	Netherlands
ESAB Participacoes Ltda	Brazil
ESAB Pensions Limited	England & Wales
ESAB Perstorp AB	Sweden
ESAB Polska Sp.z.o.o	Poland
ESAB Rhona GmbH	Germany
ESAB Romania Trading SRL.	Romania
ESAB Russia BV	Netherlands
ESAB Russia Limited	England & Wales
ESAB Saldatura SpA	Italy
ESAB SeAH Corporation	Republic of Korea
ESAB SeAH Welding Products (Yantai) Co. Limited	China
ESAB Service GmbH	Germany
ESAB Solvania sro	Slovakia
ESAB Sp. z o.o	Poland
ESAB Svergie Aktiebolag	Sweden
ESAB Sweden Holdings AB	Sweden
ESAB Technology Limited	England & Wales
ESAB Terni Srl	Italy
ESAB Treasury Limited	England & Wales
ESAB Ukraine LLC	Ukraine
ESAB Vamberk sro	Czech Republic
ESAB Welding & Cutting Products (Shanghai) Co Limited	China
ESAB Welding Equipment AB	Sweden
ESAB Welding Products (Jiangsu) Co Limited	China
ESAB Welding Products (Weihai) Co Limited	China
ESAB-ATAS GmbH	Germany
ESAB-Mor Kft	Hungary
ESTA Properties (UK) Limited	England & Wales
Eutectic do Brasil Ltda	Brazil
Evrador Trading Limited	Cyprus

Subsidiary	Jurisdiction of Organization

Exelvia Netherlands BV	Netherlands
Exelvia (Bermuda) Limited	Bermuda
Exelvia Company	England & Wales
Exelvia Cyprus Limited	Cyprus
Exelvia France SAS	France
Exelvia Group India BV	Netherlands
Exelvia Group South America BV	Netherlands
Exelvia Holding Limitada	Brazil
Exelvia Holdings BV	Netherlands
Exelvia International Holdings BV	Netherlands
Exelvia Investments Limited	England & Wales
Exelvia Ireland	Ireland
Exelvia Overseas Limited	England & Wales
Exelvia Properties Limited	England & Wales
Exelvia South America BV	Netherlands
Fabrica Maniera de Electrodes e Soldas Denver SA	Brazil
Fairmount Automation, Inc.	Pennsylvania
Filarc Welding Limited	England & Wales
Hancock Cutting Machines Limited	England & Wales
HCL Pension Trustee Limited	England & Wales
HE Deutschland Holdings GmbH	Germany
Hobart Overseas Holdings Limited	England & Wales
Hobart Place Investments Limited	Scotland
Houttuin B.V.	Netherlands
Howden Africa (Proprietary) Limited	South Africa
Howden Africa Holdings Limited	South Africa
Howden Air & Gas India Private Limited	India
Howden Australia Pty Limited	Australia
Howden BC Compressors	France
Howden Burton Corblin Asia Limited	Hong Kong
Howden Compressors Inc	Pennsylvania
Howden Compressors Limited	Scotland
Howden Denmark A/S	Denmark
Howden Donkin (Proprietary) Limited	South Africa
Howden Engineering (SE Asia) Limited	Hong Kong
Howden Engineering Limited	Scotland
Howden Fans Limited	England & Wales
Howden FFP (Proprietary) Limited	South Africa
Howden France	France
Howden Group BV	Netherlands
Howden Group Limited	England & Wales
Howden Group Netherlands BV	Netherlands
Howden Group South Africa Limited	South Africa
Howden Holdings A/S	Denmark
Howden Holdings BV	Netherlands
Howden Holdings Limited	England & Wales
Howden Hua Engineering Company Limited	China
Howden Insurance Limited	Isle of Man
Howden International Holdings BV	Netherlands
Howden Investments Limited	Jersey
Howden Limited Liability Company	Russia

Subsidiary	Jurisdiction of Organization

Howden Mexico Calentadores Regenerativos SRL de CV	Mexico
Howden Middle East FZE	United Arab Emirates
Howden Netherlands BV	Netherlands
Howden North America Inc	Delaware
Howden Projects (Proprietary) Limited	South Africa
Howden Sirocco Group Limited	Scotland
Howden South America Ventiladores e Compressores Industria e Comercio Ltda	Brazil
Howden Spain SL	Spain
Howden Taiwan Company Limited	Taiwan
Howden Thomassen Australia Pty Ltd	Australia
Howden Thomassen Comercio E Servicos de Compressores do Brasil Ltda	Brazil
Howden Thomassen Compressors BV	Netherlands
Howden Thomassen Compressors India Private Limited	India
Howden Thomassen de Venezuela CA	Venezuela
Howden Far East Pte Ltd	Singapore
Howden Thomassen Korea Co Ltd	Republic of Korea
Howden Thomassen Service Europe	Netherlands
Howden Turbowerke GmbH	Germany
Howden UK BV	Netherlands
Howden UK Limited	Northern Ireland
Howden Variax Inc	North Carolina
Howden Ventilatoren GmbH	Germany
Howden Water Technology A/S	Denmark
Howden Water Technology Inc	Michigan
I/S Susaa	Denmark
Immobiliaria Tepalcapa SA de CV	Mexico
IMO AB	Sweden
Imo Holdings, Inc.	Delaware
Imo Industries (Canada) Inc.	Canada
Imo Industries Inc	Delaware
Interamic (Netherlands) BV	Netherlands
James Howden & Company Limited	Scotland
James Howden & Godfrey Overseas Limited	Scotland
James Howden (Thailand) Limited	Thailand
James Howden Holdings Limited	South Africa
L & T Howden Private Ltd.	India
Lubrication Systems LSC (Beijing) Company Ltd.	China
Magnus Ireland	Ireland
Margarita SA	Argentina
Mining Machines Limited	Scotland
Morskate Machinery Hengelo B.V.	Netherlands
Murex Limited	England & Wales
Murex Welding Products (Ireland) Limited	Ireland
Murex Welding Products Limited	England & Wales
Novenco Aerex Limited	England & Wales
OOO ESAB	Russia

Subsidiary	Jurisdiction of Organization

Optic-Electronic International Inc.	Texas
Oy ESAB	Finland
OZAS-ESAB Sp. z. o.o	Poland
PD-Technik Ingenieurburo GmbH	Germany
Penryn Granite Limited	England & Wales
Portland Valve LLC	Delaware
PT Esabindo Pratama	Indonesia
PT Karya Yasantara Cakti	Indonesia
Romar Positioning Equipment International Pte Limited	Singapore
Rosscor Asia PTE Ltd.	Singapore
Rosscor Engineered Systems B.V.	Netherlands
Rosscor Holding B.V.	Netherlands
Rosscor International B.V.	Netherlands
Rosscor Malaysia Sdn. Bhd.	Malaysia
SA ESAB NV	Belgium
SES International B.V.	Netherlands
Shand (Matlock) Limited	England & Wales
Shand Holdings Inc.	Indiana
Shawebone Holdings Inc	Delaware
SIAM ESAB Welding & Cutting Limited	Thailand
Soldacentro SA	Spain
Soldasur SA	Spain
Sychevsky Electrode Plant	Russia
The British South Africa Company	England & Wales
The Central Mining & Investment Corporation Limited	England & Wales
The Consolidated Mines Selection Company Limited	England & Wales
The ESAB Group, Inc.	Delaware
Thomassen Compression Systems LLC	United Arab Emirates
Total Lubrication Management Company	Delaware
Tushaco Pumps Private Limited	India
Warren Pumps LLC	Delaware
Weldcure Limited	England & Wales
Wirth (UK) Limited	Scotland
Wuxi Romar Heavy Industry Automatic Equipment Co. Limited	China
York Investments (Bermuda)	Bermuda
Zao ESAB SVEL	Russia
Zao Welding Electrode Plant SIBES	Russia